EXHIBIT 10.1

CONFIDENTIAL

SECOND CONSOLIDATED AMENDMENT TO MARKETING AGREEMENT

This SECOND CONSOLIDATED AMENDMENT TO THE MARKETING AGREEMENT (this “Second Amendment”) is made and entered into as of June 30, 2003 (the “Second Amendment Effective Date”) by and between DIRECTV, INC., a California corporation (“DIRECTV”), and TIVO INC., a Delaware corporation (“TiVo”) (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties entered into that certain Marketing Agreement having an effective date of April 13, 1999 (the “Marketing Agreement”);

WHEREAS, the Parties have previously clarified the Marketing Agreement via letter agreements dated September 28, 2001 (the “September 2001 Letter Agreement”) and January 7, 2002 (the “January 2002 Letter Agreement”);

WHEREAS, the Parties have previously amended the Marketing Agreement via that certain Amendment to Marketing Agreement and Tax Agreement dated February 15, 2002 (the “First Amendment”), which incorporated some of the clarifications of the September 2001 Letter Agreement relevant to the Marketing Agreement and all of the clarifications of the January 2002 Letter Agreement relevant to the Marketing Agreement; and

WHEREAS, the Parties wish to set forth the prior clarifications of the September 2001 Letter Agreement relevant to the Marketing Agreement herein, and further amend certain provisions in the Marketing Agreement.

NOW, THEREFORE, the Parties agree as follows:

AGREEMENT

Unless stated otherwise, capitalized terms used herein shall have the meanings set forth in the Marketing Agreement.

1.    PERMANENT REVENUE SHARE FOR TIVO STAND-ALONE RECEIVER.    The last sentence of Section 4.1.2 of the Marketing Agreement is deleted and replaced in its entirety with the following:

“ “Stand-Alone Revenue Attributable to DIRECTV” shall be defined as, for any particular month, an amount equal to the total subscription revenue received by TiVo during such month for subscription fees paid for the TiVo Service (including all subscription fees received for subscription to the TiVo Service for terms longer than one (1) month) for all DIRECTV/TiVo Subscribers utilizing the TiVo Stand-Alone Receiver (as determined by the number of TiVo Stand-Alone Receivers which “self-report” the use of a DIRECTV head-end during TiVo Service set-up) that have activated the TiVo Service on or prior to June 30, 2003. For the sake of clarity, Stand-Alone Revenue Attributable to DIRECTV shall not include any revenues received by

CONFIDENTIAL

TiVo from DIRECTV/TiVo Subscribers utilizing the TiVo Stand-Alone Receiver that activate any TiVo Service subscription, or initiate use of a DIRECTV head-end, on or after July 1, 2003.”

2.    FIRST AMENDMENT CORRECTION.    The Parties acknowledge and agree that the reference to “Section 2.2(e)” in Section I.D.2 of the First Amendment is incorrect and that Section 3.0 of the Marketing Agreement has been superceded and replaced by Section 2.3(d) of that certain Services Agreement by and between the Parties dated February 15, 2002.

3.    CONFIRMATION OF TERMINATION OF CERTAIN PROVISIONS.    The Parties confirm that the provisions of Sections 4.1.3 and 4.3 of the Marketing Agreement were terminated on the date of the First Amendment.

4.    RIGHT OF REPURCHASE.    The Parties acknowledge and agree that TiVo’s Right of Repurchase under Section 5.2 of the Marketing Agreement has terminated.

5.    NOTICES.    Section 12.6 of the Marketing Agreement and Section 10.5 of Schedule 2.5(a) of the Marketing Agreement are each amended by deleting the notice information pertinent to TiVo and replacing it with the following:

“TIVO

TiVo Inc.

2160 Gold Street

Alviso CA 95002

ATTN: CEO

Fax: (408) 519-5333

cc: General Counsel”

6.    EFFECT OF AMENDMENT.    Except as expressly modified herein, all other terms and conditions of the Marketing Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, TiVo and DIRECTV have duly executed this Second Amendment by their respective duly authorized officers. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same original.

TIVO INC.		DIRECTV, INC.

By:	/s/ Edward Lichty	By:	/s/ S.A. Campbell

Printed Name:	Edward Lichty	Printed Name:	S.A. Campbell

Title:	VP, Business Development	Title:	Sr. VP, Programming

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